EXHIBIT 10.94
                                                                   -------------

                              AMENDMENT AGREEMENT

     This Amendment Agreement (the "Agreement") is made and entered into with an effective date of April 13, 2007 by and between St. Clare Capital Management (the "Investor") and Performance Health Technologies, Inc. ("PHT").

                                    Recitals

     WHEREAS, the Investor holds a note issued by PHT in the principal amount of $250,000 (the "Note") with an original maturity date of April 13, 2007 (the "Original Maturity Date") and warrants to purchase 625,000 shares of PHT Common Stock at $0.50 per share (the "Original Warrants"); and

     WHEREAS, the Note has not been repaid as of the Original Maturity Date; and

     WHEREAS, the parties desire to amend the Note on the terms set forth herein;

     NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Amendment of Note
   -----------------

     1.1  The Maturity Date of the Note is amended to July 13, 2007.

     1.2 The principal and all interest due on the Note shall be paid in full on July 13, 2007.

     1.3 The Investor waives any Event of Default relating to the non-payment of the Note on the Original Maturity Date.

     1.4 The Investor's accrued interest shall be paid through May 31, 2007 on or before June 15, 2007

2. Warrants
   --------

     2.1 PHT shall issue to the Investor Warrants to purchase 312,500 shares of PHT on substantially the same terms as the Original Warrants.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers on the date first hereinabove written.


                                         PERFORMANCE HEALTH TECHNOLOGIES, INC.

                                         By: /s/ Robert D. Prunetti
                                             -----------------------------
                                             Robert D. Prunetti
                                             President & Chief Executive Officer

                                         ST. CLARE CAPITAL MANAGEMENT

                                         By: /s/ Daniel David
                                             -----------------------------
                                             Daniel David
                                             President